UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  March 27, 2006
                                                      ----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                        333-68570             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                     2188 Highway 86 Milford, Iowa  51351
       ---------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701
                                                      --------------




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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 27, 2006, our board of directors terminated the employment of our then Chief Executive Officer, Ronald C. Hickman. Contemporaneously, Mr. Hickman resigned from our board of directors.

On March 27, 2006 John Gault, a member of the registrant's board of directors was appointed the registrant's interim Chief Executive Officer. Mr. Gault will be paid $1,000 per day when working in the office and $500 per work day when not in the office. He will receive no benefits (health, vacation, sick, use of company vehicle, retirement plan, etc.)

ITEM  8.01.  OTHER EVENTS

On March 28, 2006, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country Accounces Former John Deere Executive as CEO - John Gault to Serve as Interim CEO" The text of this press release can be reviewed in its entirety under the attached Exhibit 99.20.



ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


99.20        Press Release dated March 28, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   March 29, 2006
    -------------------------

                                     By: /s/ John Gault
                                        --------------------------
                                             John Gault
                                             Principal Executive Officer
                                              and Director






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